9. Borrowed Funds	12 Months Ended
Dec. 31, 2017
Debt Disclosure [Abstract]
Note 9. Borrowed Funds

Outstanding advances for the Company as of the balance sheet dates presented were as follows:

	2017	2016
Long-Term Advances(1)
FHLBB term advance, 0.00%, due February 26, 2021	$350,000	$350,000
FHLBB term advance, 0.00%, due November 22, 2021	1,000,000	1,000,000
FHLBB term advance, 0.00%, due June 9, 2022	2,000,000	0
FHLBB term advance, 0.00%, due September 22, 2023	200,000	200,000
	3,550,000	1,550,000

Short-Term Advances

FHLBB term advance 0.77% fixed rate, due February 8, 2017	0	10,000,000
FHLBB term advance 0.77% fixed rate, due February 24, 2017	0	10,000,000
FHLBB term advance 0.92% fixed rate, due June 14, 2017	0	10,000,000
	0	30,000,000

	$3,550,000	$31,550,000

(1)	The Company has borrowed a total of $3,550,000 and $1,550,000, respectively, at December 31, 2017 and 2016, under the FHLBB’s Jobs for New England (JNE) program, a program dedicated to supporting job growth and economic development throughout New England. The FHLBB is providing a subsidy, funded by the FHLBB’s earnings, to write down interest rates to zero percent on JNE advances that finance qualifying loans to small businesses. JNE advances must support lending to small businesses in New England that create and/or retain jobs, or otherwise contribute to overall economic development activities.

Borrowings from the FHLBB are secured by a blanket lien on qualified collateral consisting primarily of loans with first mortgages secured by 1-4 family residential properties. Qualified collateral for these borrowings totaled $154,324,420 and $94,744,189 as of December 31, 2017 and 2016, respectively. As of December 31, 2017 and 2016, the Company's gross potential borrowing capacity under this arrangement was $109,726,508 and $68,163,543, respectively, before reduction for outstanding advances and collateral pledges.

Under a separate agreement with the FHLBB, the Company has the authority to collateralize public unit deposits, up to its available borrowing capacity, with letters of credit issued by the FHLBB. At December 31, 2017, $59,850,000 in FHLBB letters of credit was utilized as collateral for these deposits compared to $21,225,000 at December 31, 2016. Total fees paid by the Company in connection with issuance of these letters of credit were $34,601 for 2017 and $25,967 for 2016.

The Company also maintained a $500,000 IDEAL Way Line of Credit with the FHLBB at December 31, 2017 and 2016, with no outstanding advances under this line at either year-end date. Interest on these borrowings is at a rate determined daily by the FHLBB and payable monthly.

The Company also has a line of credit with the FRBB, which is intended to be used as a contingency funding source. For this Borrower-in-Custody arrangement, the Company pledged eligible commercial and industrial loans, commercial real estate loans and home equity loans, resulting in an available line of $45,305,894 and $47,079,117 as of December 31, 2017 and 2016, respectively. Credit advances in the FRBB lending program are overnight advances with interest chargeable at the primary credit rate (generally referred to as the discount rate), which was 200 basis points as of December 31, 2017. As of December 31, 2017 and 2016, the Company had no outstanding advances against this line.

The Company has unsecured lines of credit with three correspondent banks with available borrowing capacity totaling $12,500,000 at December 31, 2017 and 2016. The Company had no outstanding advances against these lines for the periods presented.